Exhibit 10.6

SEVENTH AMENDMENT TO THE

MASTER ACQUISITION AGREEMENT

This Seventh Amendment (the “Seventh Amendment”) is entered into as of the last date set forth below (“Effective Date”), and is made pursuant to the Master Acquisition Agreement, dated April 11, 2005, as amended by the First Amendment dated May 19, 2005, the Second Amendment dated August 20, 2005, the Third Amendment dated November 15, 2006, the Fourth Amendment dated February 23, 2007, the Fifth Amendment dated October 1, 2007, and the Sixth Amendment dated December 15th, 2007 (collectively, the “Agreement”) by and between BTE Equipment, LLC, a Delaware limited liability company (“BTE”), with a place of business at 1025 Eldorado Boulevard, Broomfield, CO 80021, and Infinera Corporation, a Delaware corporation (“Vendor”), with a place of business at 1322 Bordeaux Drive, Sunnyvale, CA 94089. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, the parties wish to amend certain terms and conditions of the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, BTE and Vendor hereby agree to modify and amend the Agreement as follows:

1. [**]: Vendor shall provide BTE with [**]. [**]. The parties agree that the [**]. The Parties acknowledge and agree that the [**]. The parties acknowledge and agree that BTE must explicitly identify on its Procurement Documents that it is [**].

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[**]	– Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

2. [**]: The parties agree that [**], Vendor shall offer to BTE [**]w. Additionally, the parties acknowledge and agree the [**].

The parties further acknowledge and agree that [**].

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[**]	– Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[**]	– Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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3. Amendment to Exhibit 2.2, Pricing Schedule: Exhibit 2.2, Pricing Schedule, is hereby amended to include the following:

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4. [**] Purchase Commitment for Maintenance and Support Services. In return for [**], BTE commits to [**].

5. Amendment to Exhibit 2.2, Subsection B.1. Exhibit 2.2 Subsection B.1 Maintenance and Support Services Pricing is hereby deleted and replaced in its entirety with the following:

B.1	Maintenance and Support Services Pricing:

A.	Maintenance and Support Services	[**]

[**]	– Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential

BTE shall have the right to purchase Maintenance and Support Services and Vendor shall provide the Maintenance and Support Services described in Article 5 and Exhibit 5.1 of the Agreement and extend the warranty protection provided to BTE under Section 11.1 of this Agreement (Performance Warranty) for each annual period for the prices specified herein. The parties agree that upon the expiration of the Product Performance Warranty Term for a Product, this extended warranty shall automatically be applied to such Product, subject to BTE's termination rights as set forth in the Agreement, unless otherwise indicated in writing by BTE. Each party shall be responsible for its respective shipping and insurance costs associated with the shipment of Product to the other party for purposes of RMA.

6. Amendment to Exhibit 2.2, Subsection B.2.E. Exhibit 2.2 Subsection B.2.E, Per Incident Services, is hereby deleted in its entirety and intentionally left blank.

7. Counterparts. This Seventh Amendment may be executed in one or more counterparts, all of which, taken together shall constitute one and the same instrument. Facsimile signatures shall be treated as original signatures for the purpose of enforcing this Seventh Amendment. The Parties agree to exchange original signature pages as soon as practicable following exchange of the facsimile signature pages (if that occurs), but the original signatures are not required in order to enforce the Seventh Amendment.

BTE EQUIPMENT, LLC		INFINERA CORPORATION

By:	/s/ Ophir Rahmanir	By:	/s/ Michael O. McCarthy

Name:	Ophir Rahmanir	Name:	Michael O. McCarthy

Title:	VP	Title:	Chief Legal Officer

Date:	12/23/08	Date:	1/12/09